UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 18, 2017
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2017-C4

(Central Index Key Number 0001716263)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

CIBC Inc.

(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-04	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas
New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On October 18, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of October 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C4, Commercial Mortgage Pass-Through Certificates, Series 2017-C4.

The Mortgage Loan secured by the mortgaged property identified as “237 Park Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “237 Park Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “237 Park Avenue Whole Loan”) that also includes fourteen (14) additional pari passu promissory notes and two (2) subordinate promissory notes, which are not assets of the Issuing Entity. The 237 Park Avenue Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the MSSG 2017-237P Trust 2017-237P securitization transaction, an executed version of which is attached hereto as Exhibit 4.2, and the 237 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The Mortgage Loan secured by the mortgaged property identified as “Park West Village” on Exhibit B to the Pooling and Servicing Agreement (the “Park West Village Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Park West Village Whole Loan”) that also includes three (3) additional pari passu promissory notes and three (3) subordinate promissory notes, which are not assets of the Issuing Entity. The Park West Village Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the UBS 2017-C2 transaction, an executed version of which is attached hereto as Exhibit 4.3, and the Park West Village Interecreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The Mortgage Loan secured by the mortgaged property identified as “The District” on Exhibit B to the Pooling and Servicing Agreement (“The District Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (“The District Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The District Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and The District Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The Mortgage Loan secured by the mortgaged property identified as “245 Park Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “245 Park Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “245 Park Avenue Whole Loan”) that also includes twenty-one (21) additional pari passu promissory notes and five (5) subordinate promissory notes, which are not assets of the Issuing Entity. The 245 Park Avenue Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the 245 Park Avenue Trust 2017-245P securitization transaction, an executed version of which is attached hereto as Exhibit 4.4, and the 245 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The Mortgage Loan secured by the mortgaged property identified as “Fairmount at Brewerytown” on Exhibit B to the Pooling and Servicing Agreement (the “Fairmount at Brewerytown Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Fairmount at Brewerytown Whole Loan”) that also includes one (1) subordinate promissory note, which is not an asset of the Issuing Entity. The Fairmount at Brewerytown Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Fairmount at Brewerytown Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The Mortgage Loan secured by the mortgaged property identified as “50 Varick Street” on Exhibit B to the Pooling and Servicing Agreement (the “50 Varick Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “50 Varick Street Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The 50 Varick Street Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 50 Varick Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12. Following the securitization of the related controlling pari passu companion loan, the 50 Varick Street Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “Meridian Sunrise Village” on Exhibit B to the Pooling and Servicing Agreement (the “Meridian Sunrise Village Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Meridian Sunrise Village Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Meridian Sunrise Village Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Meridian Sunrise Village Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The Mortgage Loan secured by the mortgaged property identified as “Bank of America Office Campus Building 600” on Exhibit B to the Pooling and Servicing Agreement (the “Bank of America Office Campus Building 600 Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Bank of America Office Campus Building 600 Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Bank of America Office Campus Building 600 Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Bank of America Office Campus Building 600 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.14.

The Mortgage Loan secured by the mortgaged property identified as “Macedonia Commons” on Exhibit B to the Pooling and Servicing Agreement (the “Macedonia Commons Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Macedonia Commons Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Macedonia Commons Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Macedonia Commons Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.15. Following the securitization of the related controlling pari passu companion loan, the Macedonia Commons Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “DoubleTree Berkeley Marina” on Exhibit B to the Pooling and Servicing Agreement (the “DoubleTree Berkeley Marina

Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “DoubleTree Berkeley Marina Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The DoubleTree Berkeley Marina Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the DoubleTree Berkeley Marina Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.16.

The Mortgage Loan secured by the mortgaged property identified as “JW Marriott Chicago” on Exhibit B to the Pooling and Servicing Agreement (the “JW Marriott Chicago Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “JW Marriott Chicago Whole Loan”) that also includes two (2) additional pari passu promissory notes and three (3) subordinate promissory notes, which are not assets of the Issuing Entity. The JW Marriott Chicago Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CSAIL 2017-CX9 transaction, an executed version of which is attached hereto as Exhibit 4.5, and the JW Marriott Chicago Interecreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.17.

The Mortgage Loan secured by the mortgaged property identified as “TZA Multifamily Portfolio I” on Exhibit B to the Pooling and Servicing Agreement (the “TZA Multifamily Portfolio I Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “TZA Multifamily Portfolio I Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The TZA Multifamily Portfolio I Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the UBS 2017-C2 transaction, an executed version of which is attached hereto as Exhibit 4.3, and the TZA Multifamily Portfolio I Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.18.

The Mortgage Loan secured by the mortgaged property identified as “Del Amo Fashion Center” on Exhibit B to the Pooling and Servicing Agreement (the “Del Amo Fashion Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Del Amo Fashion Center Whole Loan”) that also includes thirty-two (32) additional senior/subordinate A notes and B notes, which A notes and B notes are pari passu with the related tranche of debt comprising the Del Amo Fashion Center Mortgage Loan (which is also comprised of a senior/subordinate A note and B note), and twelve (12) subordinate promissory notes divided into three (3) tranches (C notes, D notes and E notes) of four (4) promissory notes each, which are not assets of the Issuing Entity. The Del Amo Fashion Center Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the DAFC 2017-AMO securitization transaction, an executed version of which is attached hereto as Exhibit 4.6, and the Del Amo Fashion Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.19.

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $722,184,000, were sold to UBS Securities LLC (“UBS Securities”), SG Americas Securities, LLC (“SGSA”), Natixis Securities Americas LLC (“Natixis Securities”), CIBC World Markets Corp. (“CIBC World Markets”) and Academy Securities, Inc. (“Academy” and, together in such capacity with UBS Securities, SGAS, Natixis Securities and CIBC World Markets, the “Underwriters”), pursuant to the underwriting agreement, dated as of September 29, 2017 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On October 18, 2017, the Registrant also sold the Class X-D, Class X-E, Class X-F, Class X-G, Class X-NR, Class D, Class E, Class F, Class G, Class NR, Class Z and Class R Certificates (collectively, the “Private Certificates” and, together with the Public Certificates, the “Certificates”), having an aggregate initial principal amount of $96,155,557, to UBS Securities, SGAS, Natixis Securities and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of September 29, 2017, between the Registrant, the Initial Purchasers and UBS AG. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2017-C4 (the “Issuing Entity”), a common law trust fund formed on October 18, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of fifty (50) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on eighty-five (85) commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant from (i) UBS AG, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 29, 2017, between the Registrant and UBS AG, (ii) Société Générale (“SG”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of September 29, 2017, between the Registrant and SG, (iii) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of September 29, 2017, between the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (iv) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of September 29, 2017, between the Registrant and RMF (v) CIBC Inc. (“CIBC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of September 29, 2017, between the Registrant and CIBC and (vi) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of September 29, 2017, between the Registrant and NREC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of October 2, 2017.

On October 18, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $722,184,000. The net proceeds of the offering to the Registrant of the issuance of the Public Certificates, after deducting expenses payable by the Registrant of $14,422,055, were approximately $776,964,427. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $2,168,102 in the form of fees were paid to the Underwriters, $453,683 were paid to or for the Underwriters and $11,800,270 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-207340) was originally declared effective on November 24, 2015.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 29, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, SG Americas Securities, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp. and Academy Securities, Inc., as underwriters, and UBS AG.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated and effective as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of August 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Trust and Servicing Agreement, dated and effective as of June 20, 2017, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.7	Agreement Between Note Holders, dated as of August 23, 2017, by and among Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder and the Initial Note B-1 Holder and Société Générale, as the Initial Note A-2 Holder and the Initial Note B-2 Holder.
Exhibit 4.8	Agreement Among Noteholders, dated as of July 19, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder and the Initial Note A-6 Holder, Athene Annuity and Life Company, an Iowa Company doing business under fictitious name MLS, Athene Iowa, as the Initial Note B-1 Holder and the Initial Note B-2 Holder and Athene Annuity & Life Assurance Company, a Delaware Company doing business in New York under fictitious name MLS, Athene Delaware, as the Initial Note B-3 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of August 31, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-4 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-5 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Natixis Real Estate Capital LLC, as the Initial Note 2 Holder, Deutsche Bank, AG, New York Branch, as the Initial Note 3 Holder, Société Générale, as the Initial Note 4 Holder and Barclays Bank PLC, as the Initial Note 5 Holder.
Exhibit 4.11	Agreement Among Noteholders, dated as of August 17, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder and the Initial Note A-2 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Junior Noteholder.
Exhibit 4.12	Co-Lender Agreement, dated as of October 18, 2017, by and among Ladder Capital Finance LLC, as the Initial Note A-1 Holder, Ladder Capital Finance LLC, as the Initial Note A-2 Holder and Ladder Capital Finance LLC, as the Initial Note A-3 Holder.
Exhibit 4.13	Agreement Between Note Holders, dated as of October 18, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-2 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-3 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of October 18, 2017, between Ladder Capital Finance LLC, as the Initial Note A-1 Holder and Ladder Capital Finance LLC, as the Initial Note A-2 Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of October 18, 2017, between Ladder Capital Finance LLC, as the Initial Note A-1 Holder and Ladder Capital Finance LLC, as the Initial Note A-2 Holder.
Exhibit 4.16	Agreement Between Note Holders, dated as of September 15, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder and Argentic Real Estate Finance LLC, as the Initial Note A-2 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of July 28, 2017, by and among Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-3 Holder, Natixis Real Estate Capital, as the Initial Note B-1-A Holder, Natixis Real Estate Capital LLC, as the Initial Note B-1-A Holder, Natixis Real Estate Capital LLC, as the Initial Note B-1-B Holder and Natixis Real Estate Capital LLC as the Initial Note B-2 Holder.
Exhibit 4.18	Agreement Between Note Holders, dated as of August 17, 2017, by and among Société Générale, as the Initial Note A-1 Holder, Société Générale, as the Initial Note A-2 Holder, Société Générale, as the Initial Note A-3 Holder and Société Générale, as the Initial Note A-4 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as the Initial Note 1 Holder, Barclays Bank PLC as the Initial Note 2 Holder, Société Générale as the Initial Note 3 Holder and Wells Fargo Bank, National Association as the Initial Note 4 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 18, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 18, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 2, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated September 29, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated September 29, 2017, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated September 29, 2017, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated September 29, 2017, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated September 29, 2017, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated September 29, 2017, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.
(Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: Executive Director

	By:	/s/ David Schell
Name: David Schell
Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of September 29, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, SG Americas Securities, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp. and Academy Securities, Inc., as underwriters, and UBS AG.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated and effective as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.3	Pooling and Servicing Agreement, dated and effective as of August 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.4	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.
4.5	Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Trust and Servicing Agreement, dated and effective as of June 20, 2017, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.7	Agreement Between Note Holders, dated as of August 23, 2017, by and among Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder and the Initial Note B-1 Holder and Société Générale, as the Initial Note A-2 Holder and the Initial Note B-2 Holder.	(E)
4.8	Agreement Among Noteholders, dated as of July 19, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder and the Initial Note A-6 Holder, Athene Annuity and Life Company, an Iowa Company doing business under fictitious name MLS, Athene Iowa, as the Initial Note B-1 Holder and the Initial Note B-2 Holder and Athene Annuity & Life Assurance Company, a Delaware Company doing business in New York under fictitious name MLS, Athene Delaware, as the Initial Note B-3 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9	Agreement Between Note Holders, dated as of August 31, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-4 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-5 Holder.	(E)
4.10	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Natixis Real Estate Capital LLC, as the Initial Note 2 Holder, Deutsche Bank, AG, New York Branch, as the Initial Note 3 Holder, Société Générale, as the Initial Note 4 Holder and Barclays Bank PLC, as the Initial Note 5 Holder.	(E)
4.11	Agreement Among Noteholders, dated as of August 17, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder and the Initial Note A-2 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Junior Noteholder.	(E)
4.12	Co-Lender Agreement, dated as of October 18, 2017, by and among Ladder Capital Finance LLC, as the Initial Note A-1 Holder, Ladder Capital Finance LLC, as the Initial Note A-2 Holder and Ladder Capital Finance LLC, as the Initial Note A-3 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.13	Agreement Between Note Holders, dated as of October 18, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-2 Holder and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-3 Holder.	(E)
4.14	Co-Lender Agreement, dated as of October 18, 2017, between Ladder Capital Finance LLC, as the Initial Note A-1 Holder and Ladder Capital Finance LLC, as the Initial Note A-2 Holder.	(E)
4.15	Co-Lender Agreement, dated as of October 18, 2017, between Ladder Capital Finance LLC, as the Initial Note A-1 Holder and Ladder Capital Finance LLC, as the Initial Note A-2 Holder.	(E)
4.16	Agreement Between Note Holders, dated as of September 15, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder and Argentic Real Estate Finance LLC, as the Initial Note A-2 Holder.	(E)
4.17	Co-Lender Agreement, dated as of July 28, 2017, by and among Natixis Real Estate Capital LLC, as the Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-3 Holder, Natixis Real Estate Capital, as the Initial Note B-1-A Holder, Natixis Real Estate Capital LLC, as the Initial Note B-1-A Holder, Natixis Real Estate Capital LLC, as the Initial Note B-1-B Holder and Natixis Real Estate Capital LLC as the Initial Note B-2 Holder.
4.18	Agreement Between Note Holders, dated as of August 17, 2017, by and among Société Générale, as the Initial Note A-1 Holder, Société Générale, as the Initial Note A-2 Holder, Société Générale, as the Initial Note A-3 Holder and Société Générale, as the Initial Note A-4 Holder.

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.19	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as the Initial Note 1 Holder, Barclays Bank PLC as the Initial Note 2 Holder, Société Générale as the Initial Note 3 Holder and Wells Fargo Bank, National Association as the Initial Note 4 Holder.
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 18, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 18, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 2, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated September 29, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated September 29, 2017, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated September 29, 2017, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated September 29, 2017, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.5	Mortgage Loan Purchase Agreement, dated September 29, 2017, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated September 29, 2017, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.